PROMISSORY NOTE


Dated: July 28, 1999


For value received, Northeast (USA) Corp., promises to pay Buy It Cheap.com, Inc. the sum of $10,000 (Ten thousand dollars) on November 30, 1999. No interest shall accrue through this date. If this Note is not paid at maturity, interest shall be payable at the rate of 10% per annum, accruing from December 1, 1999 until the Note plus interest is paid.


                                                  NORTHEAST (USA) CORP.


                                                 /s/Stephen E. Roman, Jr.
                                                 Stephen E. Roman, Jr.
                                                 President

                                 PROMISSORY NOTE


Dated: August 5, 1999


For value received, Northeast (USA) Corp., promises to pay Buy It Cheap.com, Inc. the sum of $3,300 (Three thousand three hundred dollars) on November 30, 1999. No interest shall accrue through this date. If this Note is not paid at maturity, interest shall be payable at the rate of 10% per annum, accruing from December 1, 1999 until the Note plus interest is paid.


                                                 NORTHEAST (USA) CORP.


                                                 /s/Stephen E. Roman, Jr.
                                                 Stephen E. Roman, Jr.
                                                 President

                                 PROMISSORY NOTE




Dated:  September 10, 1999

For value received, Northeast (USA) Corp., promises to pay But It Cheap.com, Inc. the sum of $9,913.40 (Nine thousand nine hundred and thirteen dollars and forty cents) on November 30, 1999. No interest shall accrue through this date. If this Note is not paid at maturity, interest shall be payable at the rate of 10% per annum, accruing from December 1, 1999 until the Note plus interest is paid.

                                                     NORTHEAST (USA) CORP.


                                                     /s/Stephen E. Roman, Jr.
                                                     Stephen E. Roman, Jr.
                                                     President